UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2011

MERGE HEALTHCARE INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33006	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 East Randolph Street, 24th Floor, Chicago, Illinois		60601-6436
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 565-6868

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders held on June 2, 2011 (the “Annual Meeting”) of Merge Healthcare Incorporated (the “Company”), the stockholders approved, among other proposals, an amendment to the Company’s 2005 Equity Incentive Plan to increase the number of shares of Common Stock issuable under the plan by 3,000,000 shares from 13,500,000 to 16,500,000 shares. The foregoing is qualified in its entirety by the terms of the 2005 Equity Incentive Plan adopted March 4, 2005, as amended, which is hereby incorporated herein by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 21, 2011, and supplemented on April 26, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our Annual Meeting was held on June 2, 2011. At the time of our Annual Meeting, we had received executed proxies from our stockholders of record as of April 12, 2011, the record date for our Annual Meeting, representing 72,918,290 shares. Matters voted on and the results of such votes are as follows:

The holders of 54,467,949 shares voted FOR an amendment to our 2005 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 3,000,000 to 16,500,000 shares; the holders of 2,832,108 shares voted AGAINST the amendment; and the holders of 15,106 shares ABSTAINED.

The holders of 72,719,203 shares voted FOR ratification of our appointment of the firm BDO USA, LLP as our independent registered public accounting firm for the 2011 fiscal year; the holders of 102,302 shares voted AGAINST such ratification; and the holders of 96,785 shares ABSTAINED.

The holders of 56,553,282 shares voted FOR the proposal to approve, on a non–binding, advisory basis, the compensation of our Named Executive Officers; the holders of 745,365 shares voted AGAINST such advisory vote; and the holders of 16,516 shares ABSTAINED.

With respect to the frequency of conducting future advisory votes on the compensation of our Named Executive Officers; the holders of 13,545,274 shares voted FOR conducting the non–binding, advisory vote every one year; the holders of 443,836 shares voted FOR conducting the non–binding, advisory vote every two years; the holders of 43,298,926 shares voted FOR conducting the non–binding, advisory vote every three years; and 27,127 shares ABSTAINED. As a result of the plurality of the votes received for such “say when on pay” frequency, we will include future non–binding, advisory voting on the compensation of our Named Executive Officers every three years. The next advisory vote on the frequency of the advisory vote on executive compensation will take place no later than 2017.

Of the proxies represented at our Annual Meeting and referred to above, the following number of shares were voted FOR and WITHHELD authority for the following seven (7) individuals to serve as our Directors until the next annual meeting of the stockholders, or otherwise as provided in our bylaws:

	Votes For	Withheld	Result
Elect Dennis Brown to serve as Director until the next annual meeting of Stockholders	56,484,909	830,254	Elected
Elect Justin C. Dearborn to serve as Director until the next annual meeting of Stockholders	56,518,144	797,019	Elected
Elect Michael W. Ferro, Jr. to serve as Director until the next annual meeting of Stockholders	56,471,838	843,325	Elected
Elect Gregg G. Hartemayer to serve as Director until the next annual meeting of Stockholders	56,484,809	830,354	Elected
Elect Richard A. Reck to serve as Director until the next annual meeting of Stockholders	54,412,146	2,903,017	Elected
Elect Neele E. Stearns, Jr. to serve as Director until the next annual meeting of Stockholders	56,682,056	633,107	Elected
Elect Jeffery A. Surges to serve as Director until the next annual meeting of Stockholders	56,519,944	795,219	Elected

The results reported in this Item 5.07 include 15,603,127 broker non–votes with respect to the amendment to our 2005 Equity Incentive Plan, the say–on–pay and say–on–frequency advisory proposals and the election of Directors.

No other business was brought before the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

June 8, 2011	By:	Justin C. Dearborn

Name: Justin C. Dearborn
Title: President & Chief Financial Officer